                                                                   EXHIBIT 99.n5

                               AMENDMENT NO. 4 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       OF
            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

     THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED MULTIPLE CLASS PLAN is made as of the 1st day of May,  2004,  by each  of the  above  named  corporations  (the
"Issuers").  Capitalized  terms not  otherwise  defined  herein  shall  have the meaning ascribed to them in the Amended and Restated Multiple Class Plan.

                                    RECITALS

     WHEREAS,  the Issuers  (other than  American  Century  Quantitative  Equity
Funds, Inc., a Maryland  corporation  ("ACQEF,  Inc.")) are parties to a certain
Amended and  Restated  Multiple  Class Plan dated as of  September  3, 2002,  as amended  December 31, 2002,  August 29, 2003 and February 27, 2004(the  "Plan");
and

     WHEREAS,  Issuers  now desire to amend the Plan to adopt the Plan on behalf
ACQEF, Inc.

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. ACQEF,  Inc. hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act and on the terms and conditions contained in the Plan.

     2. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     3. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Amended and Restated  Multiple  Class Plan, as amended by Amendment No.
4.

     4. In the event of a conflict  between the terms of this Amendment No.4 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 4 shall  control and the Plan shall be  interpreted  on that  basis.  To the extent the provisions of the Plan have not been amended by this Amendment No. 4, the parties hereby confirm and ratify the Plan.

     5. This Amendment No. 4 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 4 as of the date first above written.

                             AMERICAN CENTURY  CALIFORNIA  TAX-FREE AND
                               MUNICIPAL FUNDS
                             AMERICAN CENTURY GOVERNMENT INCOME TRUST
                             AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                             AMERICAN CENTURY INVESTMENT TRUST
                             AMERICAN CENTURY MUNICIPAL TRUST
                             AMERICAN CENTURY TARGET MATURITIES TRUST
                             AMERICAN CENTURY QUANTITATIVE EQUITY
                               FUNDS, INC.
                             AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                             AMERICAN CENTURY MUTUAL FUNDS, INC.
                             AMERICAN CENTURY STRATEGIC ASSET
                               ALLOCATIONS, INC.
                             AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                              By:    /s/ Charles C. S. Park
                                     --------------------------------------
                              Name:  Charles C.S. Park
                              Title: Vice President

                                       2

                                                    SCHEDULE A

                                Companies and Funds Covered by this Multiclass Plan

---------------------------------------------------- -------- -------- ------- ----- ------ ----- ------- -----
                                                     Investor Institu- Advisor   A     B      C   C Class  R
                    Fixed Income Funds                Class    tional   Class  Class Class  Class    II   Class
                                                                Class
---------------------------------------------------- -------- -------- ------- ----- ------ ----- ------- -----
AMERICAN CENTURY CALIFORNIA TAX-FREE
  AND MUNICIPAL FUNDS
 >>      California High-Yield Municipal               Yes       No      No      Yes  Yes     Yes    Yes   No
 >>      California Tax-Free Money Market Fund         Yes       No      No      No    No     No     No    No
 >>      California Intermediate-Term Tax-Free         Yes       No      No      No    No     No     No    No
 >>      California Long-Term Tax-Free                 Yes       No      No      No    No     No     No    No
 >>      California Limited-Term Tax-Free Fund         Yes       No      No      No    No     No     No    No
---------------------------------------------------- -------- -------- ------- ----- ------ ----- ------- -----
AMERICAN CENTURY GOVERNMENT INCOME TRUST

 >>       Ginnie Mae Fund                              Yes       No      Yes     No    No     Yes    No    No
 >>       Government Agency Money Market Fund          Yes       No      Yes     No    No     No     No    No
 >>       Government Bond Fund                         Yes       No      Yes     No    No     No     No    No
 >>       Short-Term Government Fund                   Yes       No      Yes     No    No     No     No    No
 >>       Capital Preservation Fund                    Yes       No      No      No    No     No     No    No
 >>       Inflation-Adjusted Bond Fund                 Yes       Yes     Yes     No    No     No     No    No
---------------------------------------------------- -------- -------- ------- ----- ------ ----- ------- -----
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                       Yes       No      Yes     No    No     No     No    No
---------------------------------------------------- -------- -------- ------- ----- ------ ----- ------- -----
AMERICAN CENTURY INVESTMENT TRUST
>>       Diversified Bond Fund                         Yes       Yes     Yes     Yes  Yes     Yes    Yes   No
>>       Premium Money Market Fund                     Yes       No      No      No    No     No     No    No
>>       Prime Money Market Fund                       Yes       No      Yes     Yes  Yes     Yes    Yes   No
>>       High-Yield Fund                               Yes       No      Yes     Yes  Yes     Yes    Yes   No
---------------------------------------------------- -------- -------- ------- ----- ------ ----- ------- -----
AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Municipal Bond Fund                   Yes       No      No      Yes  Yes     Yes    No    No
>>       Florida Municipal Bond Fund                   Yes       No      No      Yes  Yes     Yes    No    No
>>       High-Yield Municipal Fund                     Yes       No      No      Yes  Yes     Yes    Yes   No
>>       Tax-Free Bond Fund                            Yes       Yes     No      No    No     No     No    No
>>       Tax-Free Money Market Fund                    Yes       No      No      No    No     No     No    No
---------------------------------------------------- -------- -------- ------- ----- ------ ----- ------- -----
AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                              Yes       No      Yes     No    No     No     No    No
>>       Target 2010 Fund                              Yes       No      Yes     No    No     No     No    No
>>       Target 2015 Fund                              Yes       No      Yes     No    No     No     No    No
>>       Target 2020 Fund                              Yes       No      Yes     No    No     No     No    No
>>       Target 2025 Fund                              Yes       No      Yes     No    No     No     No    No
>>       Target 2030 Fund                              Yes       No      Yes     No    No     Yes    No    No
---------------------------------------------------- -------- -------- ------- ----- ------ ----- ------- -----

---------------------------------------------------- -------- -------- ------- ----- ------ ----- ------- -----
                                                     Investor Institu- Advisor   A      B     C   C Class   R
                       Equity Funds                   Class    tional   Class  Class  Class Class   II    Class
                                                                Class
---------------------------------------------------- -------- -------- ------- ----- ------ ----- ------- -----
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund                            Yes       Yes     Yes     No    No     Yes    No    No
>>       Income & Growth Fund                          Yes       Yes     Yes     No    No     Yes    No    Yes
>>       Global Gold Fund                              Yes       No      Yes     No    No     No     No    No
>>       Small Company Fund                            Yes       Yes     Yes     No    No     No     No    Yes
>>       Utilities Fund                                Yes       No      Yes     No    No     No     No    No
---------------------------------------------------- -------- -------- ------- ----- ------ ----- ------- -----
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                            Yes       Yes     Yes     No    No     Yes    No    Yes
>>       Value Fund                                    Yes       Yes     Yes     Yes  Yes     Yes    Yes   No
>>       Real Estate Fund                              Yes       Yes     Yes     No    No     No     No    No
>>       Small Cap Value Fund                          Yes       Yes     Yes     No    No     Yes    No    No
>>       Equity Index Fund                             Yes       Yes     No      No    No     No     No    No
>>       Large Company Value Fund                      Yes       Yes     Yes     Yes  Yes     Yes    Yes   Yes
>>       Mid Cap Value Fund                            Yes       No      No      No   No      No     No    No
---------------------------------------------------- -------- -------- ------- ----- ------ ----- ------- -----
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                 Yes       Yes     Yes     No    No     No     No    No
>>       Growth Fund                                   Yes       Yes     Yes     No    No     Yes    No    Yes
>>       Heritage Fund                                 Yes       Yes     Yes     No    No     Yes    No    No
>>       Select Fund                                   Yes       Yes     Yes     Yes  Yes     Yes    Yes   No
>>       Ultra Fund                                    Yes       Yes     Yes     No    No     Yes    No    Yes
>>       Veedot Fund                                   Yes       Yes     Yes     No    No     No     No    No
>>       Vista Fund                                    Yes       Yes     Yes     No    No     Yes    No    No
>>       Giftrust Fund                                 Yes       No      No      No    No     No     No    No
>>       New Opportunities Fund                        Yes       No      No      No    No     No     No    No
>>       Capital Value Fund                            Yes       Yes     Yes     No    No     No     No    No
>>       Veedot Large-Cap Fund                         Yes       Yes     Yes     No    No     No     No    No
>>       New Opportunities II Fund                     Yes       Yes     No      Yes  Yes   Yes      Yes   No
>>       Capital Growth Fund                            No       No      No      Yes  Yes   Yes      No    No
---------------------------------------------------- -------- -------- ------- ----- ------ ----- ------- -----
American Century Strategic Asset Allocations, Inc.
>>       Strategic Allocation: Aggressive Fund         Yes       Yes     Yes     No    No     Yes    No    No
>>       Strategic Allocation: Conservative Fund       Yes       Yes     Yes     No    No     No     No    No
>>       Strategic Allocation: Moderate Fund           Yes       Yes     Yes     No    No     Yes    No    Yes
>>       EmVee Fund                                    Yes       No      No      No    No     No     No    No

---------------------------------------------------- -------- -------- ------- ----- ----- ----- ------- -----
                                                     Investor Institu- Advisor   A     B     C   C Class   R
                       Equity Funds                   Class    tional   Class  Class Class Class   II    Class
                                                                Class
---------------------------------------------------- -------- -------- ------- ----- ----- ----- ------- -----
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                         Yes       Yes     Yes     No   No     Yes    No    No
>>       Global Growth Fund                            Yes       Yes     Yes     No   No     Yes    No    No
>>       International Growth Fund                     Yes       Yes     Yes     Yes Yes     Yes    Yes   Yes
>>       International Discovery Fund                  Yes       Yes     Yes     No   No     No     No    No
>>       Life Sciences Fund                            Yes       Yes     Yes     No   No     Yes    No    No
>>       Technology Fund                               Yes       Yes     Yes     No   No     Yes    No    No
>>       International Opportunities Fund              Yes       Yes     No      No   No     No     No    No
>>       European Growth Fund                          Yes       Yes     Yes     No   No     Yes    No    No
---------------------------------------------------- -------- -------- ------- ----- ----- ----- ------- -----

         By:      /s/ Charles C. S. Park
                  --------------------------------------------
         Name:    Charles C.S. Park
         Title:   Vice President
         Date:    May 1, 2004